UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 22, 2013

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 22, 2013, CMS Energy Corporation (“CMS Energy”) issued and sold $250,000,000 principal amount of its 4.70% Senior Notes due 2043 (the “Notes”), pursuant to a registration statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-174906) (the “Registration Statement”), a Preliminary Prospectus Supplement dated March 19, 2013 to Prospectus dated June 15, 2011, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated March 19, 2013 to Prospectus dated June 15, 2011 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes. CMS Energy intends to use the net proceeds from the offering for general corporate purposes, including, with cash on hand, to pay-off at or prior to maturity all outstanding CMS Energy 2.75% Senior Notes due 2014 ($250,000,000 aggregate principal amount).

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated March 19, 2013 among CMS Energy and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Comerica Securities, Inc., and U.S. Bancorp Investments, Inc., as underwriters.

4.1	Twenty-Ninth Supplemental Indenture dated as of March 22, 2013 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.70% Senior Notes due 2043 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated March 22, 2013, regarding the legality of the Notes.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS

Energy Corporation’s (“CMS Energy”) Form 10-K for the Year Ended December 31, 2012. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: March 22, 2013	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement dated March 19, 2013 among CMS Energy and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Comerica Securities, Inc., and U.S. Bancorp Investments, Inc., as underwriters.

4.1	Twenty-Ninth Supplemental Indenture dated as of March 22, 2013 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2	Form of 4.70% Senior Notes due 2043 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated March 22, 2013, regarding the legality of the Notes.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906).